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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2

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COLLECTIONS:                                                                          For the Twelve Months ended:
                                                                                      November 30,1997
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

Principal Collections: Total Pool                                                     $4,389,855,224.03

Interest Collections
         Regular Pool                                                                    $49,355,860.07
         Concentration Pool                                                               $3,528,636.13
              ==============================                                            ===============
              Interest Collections: Total Pool                                           $52,884,496.20

Investment Proceeds
         Regular Pool                                                                     $2,740,982.09
         Concentration Pool                                                                 $932,140.00
              ==============================                                            ===============
               Total Investment Proceeds:  Total Pool                                     $3,673,122.09

Series 1996-1: Yield Supplement Deposit Amount                                                    $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                     Calculated as of
              month using recalculated prior month ending balances.)                  October 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                       65.55%
              Series 1996-1                                                                        0.00%
              Series 1996-2                                                                       34.45%
         Concentration Pool
              Series 1995-1                                                                      100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                       60.05%
              Series 1996-1                                                                        0.00%
              Series 1996-2                                                                       32.06%
         Concentration Pool
              Series 1995-1                                                                       66.50%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                       na
              Series 1996-1                                                                       na
              Series 1996-2                                                                       na
         Concentration Pool
              Series 1995-1                                                                       na

Excess Transferor Percentage
         Regular Pool                                                                              2.00%
         Concentration Pool                                                                       22.53%
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PRINCIPAL AND FUNDED AMOUNTS:                                                         As of last day of:
                                                                                      November , 1997
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Series 1994-1 Initial Principal Amount: Class A                                         $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                          $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                       $2,482,475.01
Series 1994-1 Principal Distributed to Investors                                                  $0.00
Series 1994-1 Principal Funding Account Balance                                                   $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                   $0.00
Series 1994-1 Invested Amount                                                           $330,517,524.99
Series 1994-1 outstanding Principal Balance                                             $333,000,000.00

Series 1995-1 Initial Principal Amount                                                   $25,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                               $0.00
Series 1995-1 Principal Distributed to Investors                                                  $0.00
Series 1995-1 Principal Funding Account Balance                                                   $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                   $0.00
Series 1995-1 Invested Amount                                                            $25,000,000.00
Series 1995-1 outstanding Principal Balance                                              $25,000,000.00

Series 1996-1 Initial Funded Amount                                                      $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                       $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                   $50,000,000.00
Series 1996-1 Funded Amount                                                                       $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                               $0.00
Series 1996-1 Principal Distributed to Investors                                                  $0.00
Series 1996-1 Principal Funding Account Balance                                                   $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                   $0.00
Series 1996-1 Invested Amount                                                                     $0.00
Series 1996-1 outstanding Principal Balance                                                       $0.00

Series 1996-2 Initial Principal Amount: Class A                                         $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                           $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                               $0.00
Series 1996-2 Principal Distributed to Investors                                                  $0.00
Series 1996-2 Principal Funding Account Balance                                                   $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                   $0.00
Series 1996-2 Invested Amount                                                           $175,000,000.00
Series 1996-2 outstanding Principal Balance                                             $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                      As of:
                                                                                      November 30, 1997
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Series 1994-1: Class A                                                                             1.00000000
Series 1994-1: Class B                                                                             1.00000000
Series 1996-2: Class A                                                                             1.00000000
Series 1996-2: Class B                                                                             1.00000000
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POOL BALANCE:                                                                         Period from:
                                                                                      Dec. 1, 1996 to Nov. 30, 1997
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Pool Balance, beginning of period
         Regular Pool                                                                   $505,076,476.89
         Concentration Pool                                                              $32,892,804.63
              ==============================                                            ===============
              Total Pool                                                                $537,969,281.52

Pool Balance, end of period
         Regular Pool                                                                   $549,845,471.82
         Concentration Pool                                                              $35,517,792.14
              ==============================                                            ===============
              Total Pool                                                                $585,363,263.96

Pool Balance, average
         Regular Pool                                                                   $493,452,328.27
         Concentration Pool                                                              $31,204,585.33
              ==============================                                            ===============
              Total Pool                                                                $524,656,913.60
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REGULAR POOL DISTRIBUTIONS                                                             Period from:
                                                                                       Dec. 1, 1996 to Nov. 30, 1997
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Principal Distributions to Investors: Total Period
              Series 1994-1: Class A                                                              $0.00
              Series 1994-1: Class B                                                              $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2: Class A                                                              $0.00
              Series 1996-2: Class B                                                              $0.00

Monthly Interest to Investors: Total Period
              Series 1994-1: Class A                                                     $18,611,492.05
              Series 1994-1: Class B                                                        $966,807.97
              Series 1996-1                                                                       $0.00
              Series 1996-2: Class A                                                      $9,732,810.51
              Series 1996-2: Class B                                                        $445,628.74

Regular Pool Transferors Interest: Total Period                                           $1,103,379.92

Interest Shortfall: Total Period
              Series 1994-1: Class A                                                              $0.00
              Series 1994-1: Class B                                                              $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2: Class A                                                              $0.00
              Series 1996-2: Class B                                                              $0.00

Servicing Fee: Total Period
              Series 1994-1                                                               $3,057,168.74
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                               $1,627,851.89

Reserve Fund Deposit Amount: Total Period
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                    Period from:
                                                                                      Dec. 1, 1996 to Nov. 30, 1997
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Investor Default Amount: Total Period
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00

Carry Over Amount: End of Period
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00

Amount Distributed excluding Excess to Transferor: Total Period                          $35,545,139.82

Unreimbursed Charge-off Amounts: End of Period                                                    $0.00

Non-use Fee (Series 1996-1): Total Period                                                    $50,416.67
Increased Cost Amounts (Series 1996-1): Total Period                                              $0.00

Previously waived servicing fee: End of Period
              Series 1994-1                                                                       $0.00
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                                       $0.00

Excess Distributed to Transferor                                                         $16,501,285.67

Total Distributed                                                                        $52,096,842.16

Total Period Interest - $ per thousand
              Series 1994-1 Class A                                                              $58.71133140
              Series 1994-1 Class B                                                              $60.42549826
              Series 1996-1                                                                       $0.00000000
              Series 1996-2 Class A                                                              $58.10633137
              Series 1996-2 Class B                                                              $59.41716511
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RESERVE FUNDS                                                                         As of:
                                                                                      December 26, 1997
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Series 1994-1
              Balance                                                                     $1,665,000.00
              Deficiency Amount                                                                   $0.00

Series 1995-1
              Balance                                                                       $187,500.00
              Deficiency Amount                                                                   $0.00

Series 1996-1
              Balance                                                                       $250,000.00
              Deficiency Amount                                                                   $0.00

Series 1996-2
              Balance                                                                       $875,000.00
              Deficiency Amount                                                                   $0.00
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CHARGE OFFS                                                                           As of:
                                                                                      November 30, 1997
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Defaulted Receivables                                                                             $0.00
Investor Default Amount                                                                           $0.00
Deficiency Amount                                                                                 $0.00
Draw Amount                                                                                       $0.00
Investor Charge-Off's                                                                             $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                              As of:
                                                                                      November 30, 1997
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Required Subordinated Amount
              Series 1994-1                                                              $22,704,071.99
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                               $8,990,365.00

Available Subordinated Amount
              Series 1994-1                                                              $22,704,071.99
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                               $8,990,365.00
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EXCESS RECEIVABLES                                                                    As of:
              To be used in the following month's computations.                       November 30, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                             $109,693,141.91
              Finance Hold Receivables                                                    $4,809,218.67
              Auction Advantage Program                                                           $0.00
              Delayed Payment Program                                                             $0.00
              Payment Agreements                                                            $201,338.30

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                             $204,877,142.39
              Finance Hold Receivables                                                            $0.00
              Auction Advantage Program                                                  $29,268,163.20
              Delayed Payment Program                                                    $11,707,265.28
              Payment Agreements                                                            $500,000.00

Total unallocated Excess Receivables                                                      $4,809,218.67

Allocated Excess Receivables
              Series 1994-1                                                               $3,006,518.30
              Series 1995-1                                                                 $247,558.21
              Series 1996-1                                                                       $0.00
              Series 1996-2                                                               $1,555,142.16
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DELINQUENCIES                                                                         As of:
                                                                                      November 30, 1997
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30 Day Delinquencies in excess of $1,000                                                          $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                       As of:
                                                                                      November , 1997
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Series 1994-1
              outstanding Principal Balance                                             $333,000,000.00
              Regular Pool Balance                                                      $549,845,471.82
              Subordination Percentage                                                             5.50%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                        65.55118110%
              Excess Funding Amount                                                       $2,482,475.00

Series 1995-1
              outstanding Principal Balance                                              $25,000,000.00
              Concentration Pool Balance                                                 $35,517,792.14
              Subordination Percentage                                                             9.25%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                       100.000000%
              Excess Funding Amount                                                               $0.00

Series 1996-1
              outstanding Principal Balance                                                       $0.00
              Regular Pool Balance                                                      $549,845,471.82
              Subordination Percentage                                                            10.00%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                         0.00000000%
              Excess Funding Amount                                                               $0.00

Series 1996-2
              outstanding Principal Balance                                             $175,000,000.00
              Regular Pool Balance                                                      $549,845,471.82
              Subordination Percentage                                                             4.00%
              Non Transferor's Percentage                                                         98.00%
              Series Allocation Percentage                                                        34.44881890%
              Excess Funding Amount                                                               $0.00
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ASSET COMPOSITION EVENTS:                                                             For end of Period:
                                                                                      November 30, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                        0.00%
              Test Value                                                                          50.00%
              Event                                                                             none

Total Pool: 12 month test                                                                          0.00%
              Test Value                                                                          25.00%
              Event                                                                             none

Series 1995-1: 2 month test                                                                        0.00%
              Test Value                                                                          50.00%
              Event                                                                             none

Series 1995-1: 12 month test                                                                       0.00%
              Test Value                                                                          25.00%
              Event                                                                             none
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SERIES 1995-1 SUBORDINATION:                                                          For end of Period:
                                                                                      November 30, 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                             247,558.21
              Class IV Receivables                                                                 0.00
              Unreviewed Receivables                                                       5,972,328.92
              Rejected Receivables                                                                 0.00

ISA Percentage
               Excess Receivables                                                                100%
               Class IV Receivables                                                               25%
               Unreviewed Receivables                                                             25%
               Rejected Receivables                                                              100%

Incremental Subordinated Amount: Total                                                     1,740,640.44

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                             2,548,209.37
              + Incremental Subordinated Amount                                            1,740,640.44
                                                                                           4,288,849.81

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                  4,093,570.27
               - Required Draw Amount (previous DD)                                             -
               - Reserve Fund w/d (on previous DD)                                              -
               + portion of Excess Interest to Transferor (previous DD)                       69,317.78
               - Incremental Subordination Amount (previous DD)                           (1,545,360.90)
               + Incremental Subordination Amount (current DD)                             1,740,640.44
               - Subord % of change in EFA (since previous DD)                                  -
              Ending ASA:                                                                  4,288,849.81

(4) Reserve Fund Balance                                                                     187,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                              For Month of:
                                                                                      November , 1997
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(1) Available Subordinated Amount (ASA)                                                    4,288,849.81
               Required Subordinated Amount (RSA)                                          4,288,849.81
               Test Event: ASA less than  RSA                                                   None

(2) Servicer Default                                                                            None

(3) Principal not Repaid by Expected Final Pmt Date                                             None
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SERIES 1995-1 MEGADEALERSHIPS                                                         For Month of:
                                                                                      November , 1997
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Dealership Groups in excess of 30% of Receivables: Group 1                               $12,860,009.98
Test Value                                                                               $10,655,337.64
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SERIES 1995-1 DISTRIBUTIONS                                                           For the 12 months ended
                                                                                      November 30,1997
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Excess Transferor's Percentage x Interest Collections                                        658,816.69
Monthly Interest to Investors                                                              2,402,696.51
Interest Shortfall                                                                              -
Monthly Servicing Fee (1%)                                                                   266,871.18
Reserve Fund Deposit Amount                                                                     -
Investor Default Amount                                                                         -
Carry-Over Amount                                                                               -
Amount Distributed                                                                              -
Unreimbursed  Charge-off Amounts                                                                -
Previously waived Servicing Fee                                                                 -
Excess Interest Distributed to Transferor                                                  1,132,391.75
              Total Distributed                                                            4,460,776.13

Total Distributed to WOFCO                                                                 1,920,913.54

Charge-offs:
              Defaulted Receivables                                                             -
              Investor Default Amount                                                           -
              Deficiency Amount                                                                 -
              Draw Amount                                                                       -
              Investor Charge-Offs                                                              -
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